                                                                   EXHIBIT 10.30



                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT is entered into as of the 10th day of April, 2001 by and between CERES GROUP, INC., a Delaware corporation, referred to in this Agreement as "Employer," and BRUCE M. HENRY, referred to in this Agreement as "Employee."

                                    RECITALS:

     Employer is engaged in the insurance business and maintains its corporate office in the City of Strongsville, Ohio; and

     Employee is willing to continue to be employed by Employer, and Employer is willing to continue to employ Employee on the terms, covenants and conditions set forth in this Agreement.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Employer shall employ Employee as Chief Marketing Officer, solely subject to the supervision and pursuant to the assignments, advices and directions of Employer. Employee's duties and responsibilities shall continue to include duties and responsibilities as are customarily performed by one holding such a position for Employer and/or other similar businesses or enterprises."

     2. The duration of employment pursuant to this Agreement shall be for a period of two (2) years, commencing on April 1, 2001 through June 30, 2003; provided, however, that this Agreement shall automatically renew for succeeding one (1) year terms, unless the Employer provides Employee with at least sixty (60) days' advance written notice that this Agreement and Employee's employment shall terminate as of the close of business on June 30 of the then-current original or renewal termination date (as the case may be). However, regardless of any provisions of this Agreement to the contrary, or which could be construed to the contrary, in that event, or in the event Employee shall leave the employment of Employer at any time other than as a voluntary quit or for cause under Section 16, Employee shall be entitled to severance pay equal to eighteen (18) months of Employee's then-current annual salary (less normal administrative deductions), payable in eighteen (18) equal monthly installment on the first day of each month, such payments to be in lieu of any other severance or termination payment from Employer.

          In the event that Employee's employment is terminated in connection with a "change of control" of Employer, Employee shall be entitled to receive cash compensation equal to two (2) years of Employee's then-current annual salary (less normal administrative deductions), payable in lump sum within thirty (30) days of such "change of control," such payment to be in lieu of any other severance or termination payment contained herein. . "Change of control" shall mean the occurrence of any of the following events:

               (i) a tender offer shall be made and consummated for the ownership of 50.1% or more of the outstanding voting securities of Employer;

               (ii) Employer shall be merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 50.1% of the outstanding voting securities of the surviving or continuing corporation shall be owned in the aggregate by the former stockholders of Employer as the same shall have existed immediately prior to such merger or consolidation; or

               (iii) Employer shall sell substantially all of its operating assets to another corporation which is not a wholly-owned subsidiary;

               (iv) a person, within the meaning of Section 3(a)(9) or of
                    Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act shall acquire, other than by reason of inheritance, (50.1%) or more of the outstanding voting securities of Employer (whether directly, indirectly, beneficially or of record). In determining whether a Change of Control has occurred, gratuitous transfers made by a person to an affiliate of such person (as determined by the Board of Directors of Employer), whether by gift, devise or otherwise, shall not be taken into account. For purposes of this Agreement, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) as in effect on the date hereof pursuant to the Exchange Act."

     3. During this Agreement, Employer shall pay Employee (according to Employer's normal payroll procedures) and Employee agrees to accept from Employer, in full payment for services under this Agreement, a salary set by the Board of Directors and Employee shall receive annual reviews and merit increases.

          Employee shall also participate in Employer's bonus plan for officers or such other incentive compensation or plans as may be established by the Board of Directors of Employer (the "Officer Bonus Plan"). Employee's bonus shall be payable as soon as it reasonably can be determined. Notwithstanding the foregoing, Employee shall be entitled to defer the receipt of his salary and/or bonus pursuant to procedures adopted or plans maintained by Employer.

          In addition to the above stated salary, Employer agrees that it will reimburse Employee for any and all necessary, customary and usual business expenses incurred by Employee, subject to Employer's then-current policies regarding such expenses.

          In addition to the above salary and reimbursement, Employee shall be provided all fringe benefits on the same basis that Employer normally provides to a regular full-time employee holding Employee's position with Employer, including, but not limited to, health/dental insurance, life insurance, holidays, vacations (etc.)."

     4. Employee shall devote all Employee's time, attention, knowledge, and skill solely and exclusively to the business and interest of Employer, and Employer shall be entitled to all of the benefits, emoluments, profits or other issues arising from or incident to any and all work, services and advice of Employee, and Employee expressly agrees that during the term of this Agreement, Employee will not be interested, directly or indirectly, in any form, fashion or manner, as partner, officer, director, stockholder, advisor, employee or in any other form or capacity, in any other business similar to Employer's business or any allied trade.

     5. Employee further specifically agrees that Employee will not, at any time during the term of this Agreement and for three (3) years following the termination of this Agreement for any reason, in any manner, either directly or indirectly, communicate to any person, firm or corporation any information of any kind concerning any matters affecting or relating to the business of Employer, including, without the limiting the generality of the foregoing, the lists or names of any of its policyholders or customers or agents, the prices it obtains or has obtained or at which it sells or has sold its products, or any other information of, about or concerning the business of Employer, its manner of operation, its plans, processes or other data of any kind, nature or description without regard to whether any or all of the foregoing matters would be deemed confidential, material, proprietary or important, and significantly affect the effective and successful conduct of the business of Employer, and its goodwill, and that any breach of the terms of this paragraph is a material breach of this Agreement.

          During Employee's employment hereunder and, in the event of a change of control or termination of Employee's employment for any reason other than for cause (under Section 16) or a voluntary quit, for a period of one (1) year, Employee shall not engage, directly or indirectly, whether as an owner, partner, employee, officer, director, agent, consultant or otherwise, in any location where Employer or any of its subsidiaries is engaged in business after the date hereof and prior to the termination of Employee's employment, in a business the same or similar to, any business now, or at any time after the date hereof and prior to Employee's termination, conducted by Employer or any of its subsidiaries, provided, however, that the mere ownership of 5% or less of the stock of a company whose shares are traded on a national securities exchange or are quoted on the National Association of Securities Dealers Automated Quotation System shall not be deemed ownership which is prohibited hereunder.

          Employee agrees that regardless of any termination of this Agreement, during or at the end of this Agreement or any renewal thereof, Employee will not, for a period of one (1) year thereafter, (i) hire, retain or recruit any of Employer's insurance agents for the purpose of performing services for Employee or another insurance company, or
          (ii) contact or solicit, directly or indirectly, any person, firm or entity connected with Employer, including its customers or clients, for the purpose of diverting work or business from the Employer.

          No termination of this Agreement shall terminate the rights and obligations of the parties under this Section, but such rights and obligations shall serve such termination in accordance with the terms of this Section.

     6. Following the termination of this Agreement for any reason, Employee hereby agrees and acknowledges that Employee will continue to have a duty of loyalty to Employer, and to the officers, directors, shareholders and employees of Employer, and in recognition of that duty of loyalty, Employee agrees that Employee shall not indulge in any conduct which may reflects adversely upon, nor make any statements disparaging of, Employer, or the officers, directors, shareholders or employees of Employer.

     7. Employee agrees that the remedy at law for any violation or threatened violation by Employee of Sections 4, 5 and 6 will be inadequate and that, accordingly, Employer shall be entitled to injunctive relief in the event of a violation or threatened violation without being required to post bond or other surety. The foregoing remedies shall be in addition to, and not in limitation of, any other rights or remedies to which Employer is or may be entitled at law, or in equity, or under this Agreement.

     8. Notwithstanding any other provisions of this Agreement, this Agreement shall be deemed automatically terminated upon death. In such event, Employer shall pay to Employee's personal representative or executor any compensation accrued but unpaid as of such date. Upon the payment of such accrued compensation, Employer shall have no further obligations under this Agreement, including, but not limited to, an obligation to pay a salary, severance or termination pay or any other form of compensation, or to provide any further fringe benefits of any kind or nature.

     9. This written Agreement contains the sole and entire agreement between the parties and shall supersede any and all other agreements, whether oral or written, between the parties. The parties acknowledge and agree that neither of them has made any representation with respect to the subject matter of this Agreement or any representations inducing its execution and delivery, except such representations as are specifically set forth in this writing, and the parties acknowledge that they have relied on their own judgment in entering into the same. The parties further acknowledge that any statements or representations that may have been made by either of them to the other are void and of no effect and that neither of them has relied on such statements or representations in connection with its dealings with the other.

     10. The terms of this Agreement are to be confidential, and Employee shall disclose its terms only to Employee's attorney, tax advisor and/or spouse, if any, subject to disclosure that may be necessary to comply with applicable law or in the event of a dispute leading to mediation and/or arbitration.

     11. It is agreed that no waiver or modification of this Agreement or of any covenant, condition or limitation contained in it shall be valid unless it is in writing and duly executed by the party to be charged with it, and that no evidence of any waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the parties arising out of or affecting this Agreement, or the rights or obligations of any party under it, unless such waiver or modification is in writing, duly executed as above. The parties agree that the provisions of this paragraph may not be waived, except by a duly executed writing.

     12. If a dispute of any kind arises from or relates in any manner to this Agreement or the breach thereof, and if such dispute cannot be settled through direct discussions, the parties agree to endeavor to first settle the dispute in an amicable manner by mediation administered by and through the American Arbitration Association in accordance with its Commercial Mediation Rules before resorting to arbitration. Thereafter, any unresolved controversy or claim arising from or relating to this Agreement or breach thereof shall be settled by arbitration administered by and through the American Arbitration Association in accordance with its Commercial Arbitration Rules, provided however that only one arbitrator shall be appointed, which arbitrator shall be an attorney licensed in the State of Ohio or an active or retired judge, having experience in employment contracts, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     13. The parties agree that it is their intention and covenant that this Agreement be construed in accordance with and under and pursuant to the laws of the State of Ohio.

     14. This Agreement shall be binding on and inure to the benefit of the respective parties and their executors, administrators, heirs, personal representative, successors and assigns.

     15. Employee shall have the right to voluntarily quit Employee's employment and terminate this Agreement by giving sixty (60) days' advance written notice to Employer at the address provided herein at its Home Office. Notwithstanding any other provision of this Agreement, if Employee shall so voluntarily quit and terminate this Agreement, Employer shall have nor further obligations pursuant to the terms of this Agreement, except to pay to Employee accrued salary to the date of termination.

     16. Notwithstanding any other provisions of this Agreement to the contrary, Employee's employment and this Agreement may be terminated by the Employer at any time without further compensation or severance pay or fringe benefits for significant just and sufficient cause. For purposes of this paragraph, "significant just and sufficient cause" shall mean any action or non-action involving a material breach of the terms and conditions of this Agreement by Employee which cannot be promptly cured or rectified by Employee to the Employer's reasonable satisfaction, or gross or repeated insubordination or a major conflict or interference with the Employer's best interests or business operations.

     17. Upon termination of this Agreement for any reason, Employee shall immediately return any property of Employer, including, but not limited to, any equipment, credit cards, advertising materials, booklets, training guides or any other such similar information, materials or documents that Employee has in Employee's possession or control.

     18. All notices required to be provided under the terms of this Agreement shall be sent by United States mail, certified, return receipt requested, and to the following addresses:

          TO EMPLOYER:
          Ceres Group, Inc.
          17800 Royalton Road
          Strongsville, Ohio 44136

          TO EMPLOYEE:
          Bruce M. Henry
          610 Hardwick Drive
          Aurora, Ohio 44202

     ACKNOWLEDGMENT BY EMPLOYEE: BY SIGNING THIS AGREEMENT, I AFFIRM THAT I HAVE CAREFULLY READ AND CONSIDERED ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND THAT SUCH TERMS AND CONDITIONS ARE UNDERSTOOD, ACCEPTED AND AGREED.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

EMPLOYER:                                 EMPLOYEE:
CERES GROUP, INC.                         BRUCE M. HENRY


By: /s/ Peter W. Nauert                   /s/ Bruce M. Henry
    ---------------------------           ---------------------------

Its: Chief Executive Officer
     --------------------------